UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 9, 2021

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4747 Bethesda Avenue, Suite 1100, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	PEB	New York Stock Exchange
Series E Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PF	New York Stock Exchange
Series G Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PG	New York Stock Exchange
Series H Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 9, 2021, Pebblebrook Hotel Trust (the “Company”), as parent guarantor, and Pebblebrook Hotel, L.P., as borrower (the “Operating Partnership”), amended four credit agreements and a note purchase and guarantee agreement. The amendments and their changes to material terms of the agreements are described below.

Amendment to Primary Credit Agreement ($650 Million Revolving Credit Facility and $300 Million Term Loan Facility)

On December 9, 2021, the Company, as parent guarantor, the Operating Partnership, as borrower, certain subsidiaries of the Operating Partnership, as guarantors, Bank of America, N.A. (“BofA”), as administrative agent, swing line lender and L/C issuer, and certain other lenders named therein, entered into that certain Sixth Amendment to Fourth Amended and Restated Credit Agreement (the “Primary Credit Agreement Amendment”).

The Primary Credit Agreement Amendment amended that certain Fourth Amended and Restated Credit Agreement, dated as of October 13, 2017, among the Company, the Operating Partnership, certain subsidiaries of the Operating Partnership, BofA, as administrative agent, swing line lender and L/C issuer, and certain other lenders named therein, as amended (the “Primary Credit Agreement”). Immediately before being amended by the Primary Credit Agreement Amendment, the parties to the Primary Credit Agreement entered into a fifth amendment primarily to provide for the anticipated transition from LIBOR to SOFR.

The Primary Credit Agreement provides for a $950 million unsecured borrowing capacity, composed of a $650 million unsecured revolving credit facility and a $300 million unsecured term loan facility.

The Primary Credit Agreement Amendment extended the maturity dates of the facilities by 14 months to March 15, 2023 for the unsecured revolving credit facility and to March 15, 2024 for the unsecured term loan facility. Subject to certain terms and conditions set forth in the Primary Credit Agreement, the Operating Partnership (i) may request additional lender commitments under either or both facilities of up to an additional aggregate of $250 million (for a maximum aggregate borrowing capacity under the Primary Credit Agreement of $1.25 billion) and (ii) may elect, for an additional fee, to extend the maturity date of the revolving credit facility by six months once or twice, for a maximum maturity date of March 15, 2024.

The period from June 29, 2020 through the required financial statement reporting date for the second quarter of 2022 is referred to herein as the “Waiver Period.” The financial covenants are phased back in, but in certain cases at less restrictive levels than were in place prior to the Waiver Period, over a one- to five-quarter period beginning with the second quarter of 2022 (the “Phase-in Period”).

The Primary Credit Agreement Amendment amended the Primary Credit Agreement as follows:

•extended the maturity date of $611 million of the outstanding balance of the $650 million unsecured revolving credit facility by eight months to March 15, 2023 (had been July 15, 2022 following exercise of a six-month extension), which may be further extended by up to two six-month extensions to March 15, 2024 (had been January 15, 2023);
•extended the maturity date of $274 million of the outstanding principal amount of the $300 million unsecured term loan facility by 14 months to March 15, 2024 (had been January 15, 2023);
•set the maximum amount of permitted additional secured non-recourse indebtedness at $400 million;
•set the amount that may be reinvested in the acquisition of unencumbered hotel properties funded by the disposition of hotel properties at $1 billion;
•suspended for an additional three months the minimum fixed charge coverage ratio (“FCCR”) and minimum unsecured interest coverage ratio (“Unsecured ICR”) financial covenants under the Primary Credit Agreement such that all existing financial covenants under the Primary Credit Agreement will remain suspended through the first quarter of 2022;
•set the minimum FCCR for the first three months of the Phase-in Period at 1:25:1.00; and
•set the minimum Unsecured ICR for the first three months of the Phase-in Period at 1:50:1.00.

Amendment to USB Credit Agreement ($65 Million Term Loan Facility)

On December 9, 2021, the Company, as parent guarantor, the Operating Partnership, as borrower, certain subsidiaries of the Operating Partnership, as guarantors, U.S. Bank National Association (“USB”), as administrative agent, and certain other lenders named therein, entered into that certain Fourth Amendment to Amended and Restated Credit Agreement (the “USB Credit Agreement Amendment”).

The USB Credit Agreement Amendment amended that certain Amended and Restated Credit Agreement, dated as of October 13, 2017, among the Company, the Operating Partnership, certain subsidiaries of the Operating Partnership, USB and certain other lenders named therein, as amended (the “USB Credit Agreement”).

As previously disclosed, the USB Credit Agreement provides for a $65 million unsecured term loan facility, which matures on April 13, 2022. Subject to certain terms and conditions set forth in the USB Credit Agreement, the Operating Partnership may request additional lender commitments under the facility of up to an additional aggregate of $85 million (for a maximum aggregate borrowing capacity under the USB Credit Agreement of $150 million).

The USB Credit Agreement Amendment amended the USB Credit Agreement in substantially the same manner as the Primary Credit Agreement Amendment amended the Primary Credit Agreement, as set forth above, except that the maturity date was not changed and provisions for the anticipated transition from LIBOR to SOFR were included.

Amendment to CapOne Credit Agreement ($110 Million Term Loan Facility)

On December 9, 2021, the Company, as parent guarantor, the Operating Partnership, as borrower, certain subsidiaries of the Operating Partnership, as guarantors, Capital One, National Association (“CapOne”), as administrative agent, and certain other lenders named therein, entered into that certain Fourth Amendment to Credit Agreement (the “CapOne Credit Agreement Amendment”).

The CapOne Credit Agreement Amendment amended that certain Credit Agreement, dated as of October 13, 2017, among the Company, the Operating Partnership, certain subsidiaries of the Operating Partnership, CapOne and certain other lenders named therein, as amended (the “CapOne Credit Agreement”).

As previously disclosed, the CapOne Credit Agreement provides for a $110 million unsecured term loan facility, which matures on October 13, 2024. Subject to certain terms and conditions set forth in the CapOne Credit Agreement, the Operating Partnership may request additional lender commitments under the facility of up to an additional aggregate of $140 million (for a maximum aggregate borrowing capacity under the CapOne Credit Agreement of $250 million).

The CapOne Credit Agreement Amendment amended the CapOne Credit Agreement in substantially the same manner as the Primary Credit Agreement Amendment amended the Primary Credit Agreement, as set forth above, except that the maturity date was not changed and provisions for the anticipated transition from LIBOR to SOFR were included.

Amendment to BofA Credit Agreement ($1.75 Billion Term Loan Facility)

On December 9, 2021, the Company, as parent guarantor, the Operating Partnership, as borrower, certain subsidiaries of the Operating Partnership, as guarantors, BofA, as administrative agent, and certain other lenders named therein, entered into that certain Fourth Amendment to Credit Agreement (the “BofA Credit Agreement Amendment”).

The BofA Credit Agreement Amendment amended that certain Credit Agreement, dated as of October 31, 2018, among the Company, the Operating Partnership, certain subsidiaries of the Operating Partnership, BofA, as administrative agent, and certain other lenders named therein, as amended (the “BofA Credit Agreement”).

The BofA Credit Agreement Amendment amended the BofA Credit Agreement in substantially the same manner as the Primary Credit Agreement Amendment amended the Primary Credit Agreement, as set forth above, except that an option was added to extend the maturity date to November 1, 2023 (had been November 1, 2022) for $163 million of the $197 million outstanding principal balance of two tranches of the outstanding term loan.

Amendment to Note Purchase and Guarantee Agreement ($100 Million Senior Unsecured Notes)

On December 9, 2021, the Company, the Operating Partnership, Massachusetts Mutual Life Insurance Company, YF Life Insurance International Limited, Allianz Life Insurance Company of North America, The Guardian Life Insurance Company of America and Great West Life & Annuity Insurance Company entered into that certain Fifth Amendment to Note Purchase Agreement (the “Note Purchase Agreement Amendment”).

The Note Purchase Agreement Amendment amended that certain Note Purchase and Guarantee Agreement, dated as of November 12, 2015, among the Company, the Operating Partnership, Massachusetts Mutual Life Insurance Company, YF Life Insurance International Limited, Allianz Life Insurance Company of North America, The Guardian Life Insurance Company of America and Great West Life & Annuity Insurance Company, as amended (the “Note Purchase Agreement”), pursuant to which the Operating Partnership issued $100 million of its senior unsecured notes.

The Note Purchase Agreement Amendment amended the Note Purchase Agreement as follows:

•set the maximum amount of permitted additional secured non-recourse indebtedness at $400 million;
•set the amount that may be reinvested in the acquisition of unencumbered hotel properties funded by the disposition of hotel properties at $1 billion;
•suspended for an additional three months the minimum fixed charge coverage ratio (“FCCR”) and minimum unsecured interest coverage ratio (“Unsecured ICR”) financial covenants under the Primary Credit Agreement such that all existing financial covenants under the Primary Credit Agreement will remain suspended through the first quarter of 2022;
•set the minimum FCCR for the first three months of the Phase-in Period at 1:25:1.00;
•set the minimum Unsecured ICR for the first three months of the Phase-in Period at 1:50:1.00; and
•extended the period during which an increased interest rate applies until the end of the Phase-in Period and all of the financial covenants that were in place prior to the Wavier Period are once again satisfied.

Several of the lenders under the Primary Credit Agreement, the USB Credit Agreement, the CapOne Credit Agreement and the BofA Credit Agreement, and their affiliates, have provided, and they and other lenders and their affiliates may in the future provide, various investment banking, commercial banking, fiduciary and advisory services for the Company from time to time for which they have received, and may in the future receive, customary fees and expenses.

The foregoing descriptions of the fifth amendment to the Primary Credit Agreement, the Primary Credit Agreement Amendment, the USB Credit Agreement Amendment, the CapOne Credit Agreement Amendment, the BofA Credit Agreement Amendment and the Note Purchase Agreement Amendment are not complete and are qualified in their entirety by reference to the copies of such amendments which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Primary Credit Agreement Amendment, the USB Credit Agreement Amendment, the CapOne Credit Agreement Amendment, the BofA Credit Agreement Amendment and the Note Purchase Agreement Amendment is hereby incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on December 10, 2021, announcing extended debt maturities and increased acquisition capacity.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Fifth Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 13, 2017, among Pebblebrook Hotel, L.P., as the borrower, Pebblebrook Hotel Trust, as the parent REIT and a guarantor, certain subsidiaries of the borrower, as guarantors, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the other lenders party thereto, dated as of December 9, 2021.
10.2	Sixth Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 13, 2017, among Pebblebrook Hotel, L.P., as the borrower, Pebblebrook Hotel Trust, as the parent REIT and a guarantor, certain subsidiaries of the borrower, as guarantors, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the other lenders party thereto, dated as of December 9, 2021.
10.3	Fourth Amendment to Amended and Restated Credit Agreement, dated as of October 13, 2017, among Pebblebrook Hotel, L.P., as the borrower, Pebblebrook Hotel Trust, as the parent REIT and a guarantor, certain subsidiaries of the borrower, as guarantors, U.S. Bank National Association, as administrative agent, and the other lenders party thereto, dated as of December 9, 2021.
10.4	Fourth Amendment to Credit Agreement, dated as of October 13, 2017, among Pebblebrook Hotel, L.P., as the borrower, Pebblebrook Hotel Trust, as the parent REIT and a guarantor, certain subsidiaries of the borrower, as guarantors, Capital One, National Association, as administrative agent, and the other lenders party thereto, dated as of December 9, 2021.
10.5	Fourth Amendment to Credit Agreement, dated as of October 31, 2018, among Pebblebrook Hotel L.P., as the borrower, Pebblebrook Hotel Trust, as the parent REIT and a guarantor, certain subsidiaries of the borrower, as guarantors, Bank of America, N.A., as administrative agent, and the other lenders party thereto, dated as of December 9, 2021.
10.6	Fifth Amendment to Note Purchase Agreement, dated as of November 12, 2015, among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P., Massachusetts Mutual Life Insurance Company, MassMutual Asia Limited, Allianz Life Insurance Company of North America and The Guardian Life Insurance Company of America, dated as of December 9, 2021.
99.1	Press release, issued December 10, 2021, announcing extended debt maturities and increased acquisition capacity.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

December 14, 2021	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary